Re: Questions 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2,
74V1 and 74V2

The Aberdeen Funds may offer the following classes:
A, B, C, D, R, Institutional Service & Institutional

Within the N-SAR, the total income dividends (72DD1 and 72DD2) and number of shares (74U1 and 74U2) presented have been combined as follows:
  72DD1-74U1: A or Institutional Service or Institutional Class Shares 72DD2-74U2: B, D, R, Institutional Service & Institutional Class shares

The following is a class breakout of the total income distributions (000s), NAVs, income distributions per share and shares outstanding (000s) at April 30, 2010:


Total Income
Distributions
(000s)
NAV
Income
Distributions
per share
Shares
Outstanding
(000s)
Class A




Equity Long-Short
0
11.11
0
9326
Natural Resources
0
16.78
0
3715
Small Cap
0
13.97
0
7385
U.S. Equity
0
8.58
0
3356
Global Fixed Income
75
10.13
0.19
351
Tax-Free Income
158
10.18
0.18
905
China Opportunities
0
17.57
0
1075
Emerging Markets
0
16.98
0
7605
Global Financial Services
14
9.94
0
2558
Global Small Cap
0
18.47
0
2714
International Equity
599
12.08
0.05
11473
Global Equity
127
10.49
0.04
2692
Optimal Allocations: Defensive
32
10.14
0.10
263
Optimal Allocations: Growth
25
9.88
0.06
466
Optimal Allocations: Moderate
130
10.89
0.09
1112
Optimal Allocations: Moderate  Growth
79
10.36
0.06
1174
Optimal Allocations: Specialty
82
10.72
0.07
784





Class B




Equity Long-Short
0
10.61
0
115
Natural Resources
0
16.06
0
156
Small Cap
0
12.72
0
674
U.S. Equity
0
7.93
0
344
Tax-Free Income
13
10.17
0.14
82
China Opportunities
0
17.07
0
185
Emerging Markets
0
15.97
0
147
Global Financial Services
0
9.66
0
88
International Equity
10
11.44
0.02
464
Global Equity
2
9.98
0.02
90
Optimal Allocations: Defensive
6
10.07
0.08
69
Optimal Allocations: Growth
4
9.62
0.03
102
Optimal Allocations: Moderate
14
10.70
0.06
212
Optimal Allocations: Moderate  Growth
11
10.22
0.04
300
Optimal Allocations: Specialty
15
10.47
0.04
348





Class C




Equity Long-Short
0
8.01
0
3375
Natural Resources
0
16.07
0
956
Small Cap
0
12.75
0
4047
U.S. Equity
0
7.99
0
1710
Global Fixed Income
14
10.09
0.16
108
Tax-Free Income
48
10.16
0.14
299
China Opportunities
0
17.04
0
944
Emerging Markets
0
16.36
0
434
Global Financial Services
0
9.65
0
343
Global Small Cap
0
17.50
0
10
International Equity
69
11.51
0.02
3194
Global Equity
8
10.02
0.02
344
Optimal Allocations: Defensive
43
10.06
0.08
565
Optimal Allocations: Growth
20
9.61
0.03
615
Optimal Allocations: Moderate
165
10.70
0.06
2547
Optimal Allocations: Moderate  Growth
61
10.21
0.04
1626
Optimal Allocations: Specialty
105
10.46
0.04
2420





Class D




Tax-Free Income
2064
10.18
0.19
10795





Class R




Equity Long-Short
0
10.86
0
20
Natural Resources
0
16.54
0
508
Small Cap
0
13.16
0
414
U.S. Equity
0
8.26
0
115
China Opportunities
0
17.39
0
18
Emerging Markets
0
16.25
0
216
Global Financial Services
0
9.75
0
29
Global Small Cap
0
17.90
0
5
International Equity
37
11.63
0.04
864
Global Equity
3
10.16
0.04
77
Optimal Allocations: Growth
0
9.73
0.05
3
Optimal Allocations: Moderate
4
10.82
0.08
75
Optimal Allocations: Moderate  Growth
0
10.31
0.05
1
Optimal Allocations: Specialty
3
10.66
0.06
44





Institutional Service Class




Equity Long-Short
0
11.22
0
64
Natural Resources
0
16.96
0
215
Small Cap
0
14.41
0
938
Global Fixed Income
772
10.15
0.20
3689
China Opportunities
0
17.63
0
239
Global Financial Services
0
0
0
0
Global Small Cap
0
18.49
0
0
Global Utilities
0
0
0
0
International Equity
851
12.31
0.06
15179
Asia Bond Institutional
0
11.11
0
0
International Equity Institutional
0
11.33
0
0
Emerging Markets Institutional
0
12.27
0.22
2
Asia-Pacific (ex-Japan) Equity Institutional
0
10.35
0
0





Institutional Class




Equity Long-Short
0
11.22
0
28251
Natural Resources
0
16.99
0
765
Small Cap
0
14.39
0
1151
U.S. Equity
0
8.88
0
548
Global Fixed Income
0
10.16
0.20
2
China Opportunities
0
17.65
0
70
Global Financial Services
13
10.03
0.01
1036
Global Small Cap
0
18.51
0
0
International Equity
1
12.35
0.03
1002
Global Equity
0
10.50
0.05
46
Optimal Allocations: Defensive
1
10.13
0.11
13
Optimal Allocations: Moderate
2
10.88
0.10
119
Optimal Allocations: Moderate  Growth
0
10.37
0.07
0
Optimal Allocations: Specialty
1
10.78
0.08
349
Asia Bond Institutional
0
11.11
0
42828
International Equity Institutional
359
11.33
0.16
2640
Emerging Markets Institutional
21840
12.26
0.22
137250
Asia-Pacific (ex-Japan) Equity Institutional
0
10.35
0
9871

Amounts listed as 0 are 0, less than 500 or less than 0.005.